Pilgrim's Pride Corporation

Overview of 1st Quarter of Fiscal 2005 vs Fiscal 2004

January 24, 2005

Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that state the intentions, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; disease outbreaks affecting the production performance and/or marketability of the Company's poultry products; contamination of our products, which has recently and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of our cash resources, particularly in light of our leverage; restrictions imposed by and as a result of, our leverage; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; changes in laws or regulations affecting our operations as well as competitive factors and pricing pressures; risks associated with the acquisition of ConAgra Foods' chicken division including possible unknown liabilities assumed in connection with the acquisition and loss of customers of the acquired business; inability to recognize the anticipated cost savings and anticipated benefits in connection with our turkey division restructuring; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Pilgrim's Pride Corporation undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
- The information included in this presentation should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended October 2, 2004 and subsequent reports filed with the Securities and Exchange Commission.
- The term "Proforma" as used in this presentation refers to the inclusion of the ConAgra chicken division acquisition on November 23, 2003 as if it had been owned by the Company for the entire periods presented.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to (i) exclude the effects of the restructuring of our turkey operations and other related expenses or (ii) to exclude recoveries under a business interruption insurance policy related to the October 2002 recall of certain deli meats by the Company or (iii) to exclude the effects of the restructuring of our turkey operations and other related expenses and recoveries resulting from our vitamin and Methionine litigation and 2002 Avian Influenza outbreak. We have included this information as we believe that investors may be interested in our results excluding these items as this is how our management analyzes our results from continuing operations.
- "EBITDA" is defined as the sum of the net income (loss) before interest, income taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of Generally Accepted Accounting Principles (GAAP) results, to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

U.S. Meat Supply Growth – Remains Nominal

	2002	2003	% Change	2004P	% Change	2005P	% Change
Beef	27,090	26,234	-3%	24,569	-6%	26,519	8%
Pork	19,664	19,945	1%	20,490	3%	20,589	0%
Total Red Meat	46,754	46,179	-1%	45,059	-2%	47,108	5%
Chicken	32,240	32,749	2%	34,075	4%	35,322	4%
Turkey	5,660	5,589	-1%	5,384	-4%	5,470	2%
Total Poultry	37,900	38,338	1%	39,459	3%	40,792	3%
Total Red Meat And Poultry	84,654	84,517	0%	84,518	0%	87,900	4%
Poultry Meat Exported	5,241	5,439	4%	5,123	-6%	5,431	6%
Red Meat Exported	4,060	4,235	4%	2,577	-39%	3,270	27%

Source: Informa Economics report dated December 29, 2004

U.S. Per Capita Consumption

	2002	2003	% Change	2004P	% Change	2005P	% Change
Beef	67.6	64.9	-4.0%	65.5	0.9%	65.9	0.6%
Pork	51.5	51.8	0.6%	51.8	0.0%	51.7	-0.2%
Total Red Meat	119.1	116.7	-2.0%	117.3	0.5%	117.6	0.3%
Chicken	82.1	83.0	1.1%	86.1	3.7%	87.5	1.6%
Turkey	17.7	17.4	-1.7%	17.1	-1.7%	16.6	-2.9%
Total Poultry	99.8	100.4	0.6%	103.2	2.8%	104.1	0.9%
Total Red Meat And Poultry	218.9	217.1	-0.8%	220.5	1.6%	221.7	0.5%
Chicken Percent Exported	15.1%	15.1%	0.0%	13.3%	-11.9%	14.2%	6.8%

Source: National Chicken Council dated January 7, 2005

Top US Chicken Export Markets

	2000		2001		2002		2003		2004P		2005P	
	lbs.	%/lbs.	lbs.	%/lbs.	lbs.	%/lbs.	lbs.	%/lbs.	lbs.	%/lbs.	lbs.	%/lbs.
Russia [1]	1,262	24.73%	2,304	41.48%	1,521	31.67%	1,458	29.42%	1,440	30.76%	1,447	29.16%
Hong Kong	918	17.99%	750	13.50%	608	12.66%	309	6.23%	219	4.68%	359	7.23%
Mexico [2]	351	6.88%	381	6.86%	327	6.81%	366	7.38%	443	9.46%	527	10.62%
China [3]	135	2.65%	108	1.94%	173	3.60%	292	5.89%	34	0.73%	92	1.85%
Korea	162	3.17%	226	4.07%	249	5.19%	159	3.21%	79	1.69%	128	2.58%
Other	2,275	44.58%	1,786	32.15%	1,924	40.07%	2,372	47.86%	2,466	52.68%	2,409	48.55%
Total	5,103		5,555		4,802		4,956		4,681		4,962	
% of U.S Production:		16.73%		17.77%		14.89%		15.13%		13.73%		14.05%
% Inc.(Dec.) - Exports		10.55%		8.86%		-13.56%		3.21%		-5.55%		6.00%
% Inc.(Dec.) - Domestic		1.06%		1.26%		6.72%		1.29%		5.83%		3.22%

(1) Bans in U.S. generally lifted except for VA, NC, WV & PA

(2) On July 8, 2004 Mexico lifted most restrictions in TX with the exception of 11 counties

(3) Bans in U.S. generally lifted except for CT and RI

December 29, 2004 Source: USDA & Informa Economics Projections

U.S. Industry Outlook

- Pricing environment during 1st Qtr FY 2005 vs 1st Qtr FY 2004:
  - Dark meat → +3.57% to $0.29/lb.
  - Wings → +13.03% to $0.99/lb.
  - Breast Meat → -11.92% to $1.34/lb.
  - Georgia Dock → +9.04% to $0.75/lb.
- Export market – recovering from A.I. interruptions
- Grain environment – Prices declining due to record corn and soybean crop forecasts
- Favorable competitive meat environment

Chicken Sales – 1st Quarter

($in millions)

	Actual			Proforma		
	FY2005	FY2004	%Change	FY2005	FY2004	%Change
Prepared Foods:						
Foodservice	$ 398.6	$ 285.7	39.5%	$ 398.6	$ 410.3	-2.9%
Retail	62.3	52.6	18.4%	62.3	65.4	-4.7%
Total Prepared Foods	460.9	338.3	36.2%	460.9	475.7	-3.1%
Fresh Chicken						
Foodservice	337.7	235.2	43.6%	337.7	379.6	-11.0%
Retail	150.2	114.0	31.8%	150.2	166.1	-9.6%
Total Fresh Chicken	487.9	349.2	39.7%	487.9	545.7	-10.6%
Export and Other						
Prepared Foods	15.3	9.4	62.8%	15.3	11.0	39.1%
Chicken-Other	60.4	47.0	28.5%	60.4	76.0	-20.5%
Total Export and Other	75.7	56.4	34.2%	75.7	87.0	-13.0%
Total U.S. Chicken	1,024.5	743.9	37.7%	1,024.5	1,108.4	-7.6%
Total Mexico Chicken	96.9	89.0	8.9%	96.9	89.0	8.9%
Total Chicken Sales	$ 1,121.4	$ 832.9	34.6%	$ 1,121.4	$ 1,197.4	-6.3%

Chicken Sales – 1st Quarter Continued

($ in millions)

	FY2005 Actual	Adjusted* FY2004 Proforma	% Change
United States			
Prepared Foods:			
Foodservice	$ 398.6	$ 381.1	4.6%
Retail	62.3	60.7	2.6%
Total Prepared Foods	460.9	441.8	4.3%
Fresh Chicken			
Foodservice	337.7	352.4	-4.2%
Retail	150.2	154.3	-2.7%
Total Fresh Chicken	487.9	506.7	-3.7%
Export and Other			
Prepared Foods	15.3	10.2	50.0%
Chicken-Other	60.4	70.6	-14.4%
Total Export and Other	75.7	80.8	-6.3%
Total U.S. Chicken	1,024.5	1,029.3	-0.5%
Total Mexico Chicken	96.9	82.6	17.3%
Total Chicken Sales	$ 1,121.4	$ 1,111.9	0.9%

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14.

Turkey Sales

($ in millions)

	1st Quarter				
	FY2005	FY2004	%Change	Adj. FY2004*	%Change
Prepared Foods:					
Foodservice	$ 25.0	$ 26.0	-3.8%	$ 24.1	3.7%
Retail	9.2	8.2	12.2%	7.6	21.1%
Total Prepared Foods	34.2	34.2	0.0%	31.7	7.9%
Fresh Turkey					
Foodservice	3.3	10.4	-68.3%	9.7	-66.0%
Retail	41.5	45.1	-8.0%	41.9	-1.0%
Total Fresh Turkey	44.8	55.5	-19.3%	51.6	-13.2%
Export and Other					
Prepared Foods	0.3	0.5	-40.0%	0.5	-40.0%
Turkey Other	0.5	3.1	-83.9%	2.8	-82.1%
Total Export and Other	0.8	3.6	-77.8%	3.3	-75.8%
Total Turkey Sales	$ 79.8	$ 93.3	-14.5%	$ 86.6	-7.9%

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14.

Earnings per Share

	FY2005	FY2004	%Change
Actuals			
1st Quarter	$ 0.73	$ 0.20	265.0%
Avg. Number Shares	66,555,733	51,757,222	
Proforma			
1st Quarter	$ 0.73	$ 0.37	97.3%
Avg. Number Shares	66,555,733	66,555,733	

Sales by Segment – 1st Quarter

($ in millions)

	Actuals			Proforma	
	FY2005	FY2004	%Change	FY2004	%Change
Total U.S. Chicken	$ 1,024.5	$ 743.9	37.7%	$ 1,108.4	-7.6%
Total Mexico Chicken	96.9	89.0	8.9%	89.0	8.9%
Total Chicken Sales	$ 1,121.4	$ 832.9	34.6%	$ 1,197.4	-6.3%
Total Turkey Sales	79.8	93.3	-14.5%	93.3	-14.5%
Sale of Other Products	167.0	118.2	41.3%	214.5	-22.1%
Total Net Sales	$ 1,368.2	$ 1,044.4	31.0%	$ 1,505.2	-9.1%

Sales by Segment – 1st Quarter

($ in millions)

	1st Quarter		
	Actual FY2005	Adj. Proforma FY 2004*	%Change
Total U.S. Chicken	$ 1,024.5	$1,029.3	-0.5%
Total Mexico Chicken	96.9	82.6	17.3%
Total Chicken Sales	$ 1,121.4	$ 1,111.9	0.9%
Total Turkey Sales	79.8	86.6	-7.9%
Sale of Other Products	167.0	199.1	-16.1%
Total Net Sales	$ 1,368.2	$ 1,397.6	-2.1%

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14.

Summary Operating Results - Actual

($ In Millions)	Three Months Ended 1Q FY05	Three Months Ended 1Q FY04
Sales:		
Chicken and Other Products:		
United States	$ 1,189.9	$ 857.5
Mexico	98.6	93.6
Sub Total	$ 1,288.5	$ 951.1
Turkey	79.7	93.3
Total	$ 1,368.2	$ 1,044.4
Growth		31.0%
Operating Income:		
Chicken and Other Products:		
United States	$ 90.2	$ 52.1
Mexico	5.6	(5.5)
Sub Total	$ 95.8	$ 46.6
Turkey	(4.8)	(15.8)
Total Operating Income	$ 91.0	$ 30.8
Operating Margin	6.7%	2.9%

Summary Operating Results - Proforma

($ in millions)	1st Quarter		
	Actual 1Q FY05	Proforma 1Q FY04	Adj. 1Q FY04*
Sales:			
Chicken and Other Products:			
United States	$ 1,189.9	$ 1,318.3	$ 1,224.1
Mexico	98.6	93.6	86.9
Sub Total	$ 1,288.5	$ 1,411.9	$ 1,311.0
Turkey	79.7	93.3	86.6
Total	$ 1,368.2	$ 1,505.2	$ 1,397.6
Growth		-9.1%	255.5%
Operating Income:			
Chicken and Other Products:			
United States	$ 90.2	$ 77.6	$ 72.1
Mexico	5.6	(5.4)	(5.0)
Sub Total	$ 95.8	$ 72.2	$ 67.1
Turkey	(4.8)	(15.9)	(14.8)
Total Operating Income	$ 91.0	$ 56.3	$ 52.3
Operating Margin	6.7%	3.7%	3.7%

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14.

Results from Operations – 1st Quarter

	Actual			Proforma	
	FY2005	FY2004	%Change	FY2004	%Change
Net Sales	$ 1,368.2	$ 1,044.4	31.0%	$ 1,505.2	-9.1%
Net Income	$ 48.5	$ 10.3	370.9%	$ 24.7	96.4%
EBITDA	$ 121.6	$ 56.4	115.6%	$ 91.2	33.3%
EPS	$ 0.73	$ 0.20	265.0%	$ 0.37	97.3%
EBITDA Reconciliation					
Net Income	$ 48.5	$ 10.3		$ 24.7	
Add:					
Income Tax Expense	31.4	8.3		17.2	
Interest expense, net	12.2	12.4		16.8	
Depreciation and amortization	30.1	25.9		33.0	
Minus:					
Amortization of capitalized financing costs	0.6	0.5		0.5	
EBITDA - as reported	$ 121.6	$ 56.4	115.6%	$ 91.2	33.3%
EBITDA Margin - as reported	8.9%	5.4%		6.1%	

Long Term Debt

($ in thousands)	Fiscal Quarter Ending January 1, 2005				Fiscal Year Ending October 2, 2004			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Senior unsecured notes, interest at 9 5/8%	2011	$ 302,911	--	$ 302,911	2011	$ 303,019	--	$ 303,019
Senior unsecured notes, interest at 9 ¼%	2013	100,000	--	100,000	2013	100,000	--	100,000
Note payable to an insurance company at 6.68%	2012	55,217	--	55,217	2012	55,899	--	55,899
Notes payable to an insurance company at LIBOR plus 2.2075%	2013	58,667	--	58,667	2013	68,000	--	68,000
Revolving term/credit facility at LIBOR plus 1.00%	2011	--	500,000	500,000	2011	--	500,000	500,000
Industrial revenue bond at variable rate	2012	9,500	--	9,500	2012	9,500	--	9,500
Industrial revenue bond at variable rate	2019	4,700	--	4,700	2019	4,700	--	4,700
Other notes payable	VAR	3,061	--	3,061	VAR	3,177	--	3,177
		534,056	$ 500,000	$ 1,034,056		544,295	$ 500,000	$ 1,044,295
Less current maturities		8,454				8,428		
Total Long-term debt		$ 525,602				$ 535,867		

Other Credit Facilities

($ in thousands)	Fiscal Quarter Ending January 1, 2005				Fiscal Year Ending October 2, 2004			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Domestic Revolving Credit Facility at LIBOR plus 0.875%	2009		$ 117,595	$ 150,000	2009		$ 105,510	$ 150,000
Domestic Revolving Credit Facility at LIBOR plus 1.00%, payable	2011		18,000	18,000	2011		18,000	18,000
Mexico Revolving Credit Facility	2004	-	-	-	2004		30,000	30,000
Total Revolving Credit Facilities		$ -	$ 135,595	$ 168,000		$ -	$ 153,510	$ 198,000
Total Debt		$ 534,056	$ 635,595	$ 1,202,056		$ 544,295	$ 653,510	$ 1,242,295
Receivables Purchase Agreement	2008	$ -	$ 125,000	$ 125,000	2008	$ -	$ 125,000	$ 125,000
Total Debt and Receivable Purchase Facilities		$ 534,056	$ 760,595	$ 1,327,056		$ 544,295	$ 778,510	$ 1,367,295

Capital Expenditures



Million $
120
100
80
60
40
20
0
Expansion
Maintenance/Other
$20.6
$1.4
$19.2
$26.6
$1.4
$25.2
$24.2
$4.0
$20.2
$79.6
$13.6
$66.0
$83.6
$13.6
$70.0
$83.2
$16.2
$67.0
1Q FY04
1Q FY04 Proforma
1Q FY05
FY 04
FY 04 Proforma
LTM

- The Company projects FY 2005 capital expenditures of approximately $175 - $200 million (approximately $90 million will be used for maintenance).

Summary Credit Ratios & Other Information

	FYE 2004	1Q 2004	1Q2005
EBITDA / Interest Expense	7.15x	4.54x	9.95x
Adj. EBITDA / Interest Exp. (*)	8.44x	-	-
Total Debt / EBITDA (**)	1.46x	3.61x	1.22x
Net Debt / EBITDA (**)	1.36x	3.13x	0.83x
Total Debt / Total Capital	37.1%	47.3%	35.5%
Net Debt / Total Capital	35.4%	43.7%	27.2%
Net Worth (millions)	$923.0	$808.4	$970.4
Book Value/Common Share	$13.87	$12.15	$14.58

(*) For FYE 2004, see slide 20 for reconciliation.
(**) For 1st Qtr 2004 and 2005, EBITDA used in this calculation is based on the Proforma LTM period ended 1/3/2004 and 1/1/2005, respectively. See slide 20 for reconciliation.

Summary Credit Ratios & Other Information – Continued

EBITDA Reconciliation of FY2004 and LTM Periods EBITDA

	FY2004	Proforma LTM Ending 1/03/04	LTM Ending 1/03/04	LTM Ending 1/01/05
Net Income	$ 128,340	$ 53,326	$ 63,566	$ 166,563
Add:				
Income Tax Expense	80,195	8,680	15,295	103,274
Interest expense, net	52,129	71,356	40,950	51,909
Depreciation and amortization	113,788	121,751	82,588	117,942
Minus:				
Amortization of capitalized financing costs	1,951	1,623	1,624	2,002
subtotal	$ 372,501	$ 253,490	$ 200,775	$ 437,686
Adjustments:				
Turkey Restructuring	64,160			
Non-recurring recoveries	7,923			
Turkey Recall Insurance	(23,824)			
Turkey Recall Effects	20,000			
Vitamin Settlements	(1,039)			
Adjusted EBITDA	$ 439,721	$ 253,490	$ 200,775	$ 437,686

Debt net of Cash Reconciliation

	FY2004	FY2004q1	FY2005q1
Total Debt	$ 544,294	$ 725,738	$ 534,056
Less Cash	38,165	98,098	171,098
Net Debt	$ 506,129	$ 627,640	$ 362,958